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                                                                     EXHIBIT 99a

  EXHIBIT (99)(a) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OF JAMES CABLE
            PARTNERS, L.P. FURNISHED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of James Cable Partners, L.P. (the "Company") hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003                 /s/ William R. James
                                    --------------------
                                    William R. James
                                    President of Jamesco, Inc., a general
                                    partner of James Communications
                                    Partners, the general partner of James
                                    Cable Partners, L.P.
                                    (Principal Executive Officer)

The foregoing certification accompanies the filing and is being furnished solely pursuant to 18 U.S.C. Section 1350.